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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 16, 2007

                                BRUNSWICK BANCORP
             (Exact name of registrant as specified in its charter)

         NEW JERSEY                      0-14403                  22-2610694
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

          439 LIVINGSTON AVENUE
        NEW BRUNSWICK, NEW JERSEY                                        08901
(Address of principal executive offices)                              (Zip Code)

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Item 3.01.  Notice of Delisting.

     (d) On January 16, 2007, the Registrant issued a press release announcing the voluntary withdrawal the listing of its Common Stock on the American Stock Exchange (SYMBOL: "BRB") as well as its removal of the registration of its Common Stock under Section 12(b) of the Securities Exchange Act of 1934 (the "Act"), effective on or about February 12, 2007 (the "Effective Date"). The Company also announced that its Common Stock would be quoted exclusively on the OTC Bulletin Board on or about the Effective Date. In connection with the removal of the listing from the American Stock Exchange, the Registrant will no longer be subject to the reporting requirements of Section 13(a) of the Securities Exchange Act of 1934 as of the Effective Date. A copy of the January 16, 2007 press release is included as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit Number   Description
--------------   -----------
     99.1        Press Release dated January 16, 2007 announcing the voluntary withdrawal of the Registrant's common stock listing on the
                 American Stock Exchange and the removal of the registration of its Common Stock under Section 12(b) of the Securities Exchange
                 Act of 1934.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Brunswick Bancorp has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        BRUNSWICK BANCORP
                                        (Registrant)


Dated: January 17, 2007                 By: /s/ Roman Gumina
                                            ------------------------------------
                                            ROMAN GUMINA
                                            Chief Executive Officer


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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.   Description                                               Page No.
-----------   -----------                                               --------
    99.1      Press Release dated January 16, 2007 announcing the           5
              voluntary withdrawal of the Registrant's common stock
              listing on the American Stock Exchange and the removal
              of the registration of its Common Stock under Section
              12(b) of the Securities Exchange Act of 1934.


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